EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Soha Hamdan, Chief Executive Officer and Chief Financial Officer of OnePower Systems Ltd. (the "Company") hereby certifies pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (a)  the Quarterly  Report on Form 10-Q of the Company for the period ended August  31, 2015 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (b)  the information contained in the Form 10-Q fairly presents, in all material respects, the financial  condition and results of operations of the Company.

Date: October  15, 2015

By: /s/ Sohan Hamdan

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   Sohan Hamdan

   Chief Executive Officer and Chief Financial Officer

   (Principal Executive Officer, Principal Financial

   Officer and Principal Accounting Officer)